Exhibit 10.31


                           LEASE TERMINATION AGREEMENT
                           ---------------------------

         THIS LEASE TERMINATION AGREEMENT ("Termination Agreement") is made as of the 7th day of April, 2003 by and between CA-MARINA BUSINESS CENTER LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and L90, INC., a Delaware corporation ("Tenant").

                                    RECITALS:

A. Landlord (as successor in interest pursuant to conversion from EOP-MARINA BUSINESS CENTER, L.L.C., a Delaware limited liability company, as successor in interest pursuant to merger with Spieker Properties, L.P., a California limited partnership) and Tenant are parties to that certain lease dated as of October 25, 2000 (the "Lease") relating to approximately 23,729 rentable square feet, known as Suite No. 150 (the "Premises") located on the first (1st) floor and mezzanine level of the building commonly known as Marina Business Center-Building 2, located at 4499/4501 Glencoe Avenue, Los Angeles, California (the "Building"), all as more particularly described in the Lease.

B. The Term is scheduled to expire on December 31, 2005 (the "Stated Expiration Date"), and Tenant desires to terminate the Lease prior to the Stated Expiration Date. Landlord has agreed to such termination on the terms and conditions contained in this Termination Agreement.

        NOW, THEREFORE, in consideration of the above recitals, which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. Retroactively effective as of March 31, 2003 (the "Early Expiration Date") and subject to the agreements, representations, warranties and indemnities contained in this Termination Agreement, including, without limitation, payment of the Termination Fee described in Section 7 below, the Lease and all obligations and liabilities of Landlord and Tenant are terminated and the Term of the Lease shall expire with the same force and effect as if the Term was, by the provisions thereof, fixed to retroactively expire on the Early Expiration Date.

2. Retroactively effective as of the Early Expiration Date and subject to the agreements, representations, warranties and indemnities contained in this Termination Agreement, Tenant remises, releases, quitclaims and surrenders to Landlord, its successors and assigns, the Lease and all of the estate and rights of Tenant in and to the Lease and the Premises, and subject to the provisions of Section 8 below, Tenant forever releases and discharges Landlord from any and all claims, demands or causes of action whatsoever against Landlord or its successors and assigns arising out of or in connection with the Premises or the Lease and forever releases and discharges Landlord from any obligations to be observed or performed by Landlord under the Lease after the Early Expiration Date.

3. Subject to the agreements, representations, warranties and indemnities contained in this Termination Agreement, Landlord agrees to accept the surrender of the Lease and the Premises from and after the Early Expiration Date and, effective as of the Early Expiration Date, Landlord forever releases and discharges Tenant from any and all claims, demands or causes of action whatsoever against Tenant or its successors and assigns arising out of or in connection with the Premises or the Lease with respect to the period of time from and after the Early Expiration Date and forever releases and discharges Tenant from any and all liabilities and obligations to be observed and performed by Tenant under the Lease after the Early Expiration Date, provided that Tenant has satisfied, performed and fulfilled all of the agreements set forth in this Termination Agreement, and each of the representations and warranties set forth in Section 6 below are true and correct.

4. With respect to the releases set forth in Sections 2 and 3 above, the parties acknowledge that they have been advised by legal counsel and are familiar with the provisions of California Civil Code Section 1542 which provides as follows:

        "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF


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        EXECUTING  THE  RELEASE,  WHICH IF KNOWN BY HIM,  MUST  HAVE  MATERIALLY
        AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

        THE UNDERSIGNED, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVE ALL RIGHTS THEY MAY HAVE THEREUNDER, AS WELL AS ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT PERTAINING TO THE RELEASES SET FORTH HEREIN.

5.      On or prior to the Early Expiration Date, Tenant shall:

        (a) Fulfill all covenants and obligations of Tenant under the Lease applicable to the period prior to and including the Early Expiration Date.

        (b)    Completely  vacate and  surrender  the  Premises  to  Landlord in accordance  with the  terms  of the  Lease.  Without  limitation,
               Tenant shall leave the Premises in a broom-clean condition (ordinary wear and tear excepted) and free of all movable furniture and equipment, except as set forth in Section 10 below) and shall deliver the keys to the Premises to Landlord or Landlord's designee. Notwithstanding any provision to the contrary, Tenant shall not be required to remove any Alterations (as defined in the Lease).

6. Tenant represents and warrants that (a) Tenant is the rightful owner of all of the Tenant's interest in the Lease; (b) Tenant has not made any disposition, assignment, sublease, or conveyance of the Lease or Tenant's interest therein; (c) Tenant has no knowledge of any fact or circumstance which would give rise to any claim, demand, obligation, liability, action or cause of action arising out of or in connection with Tenant's occupancy of the Premises; (d) no other person or entity has an interest in the Lease, collateral or otherwise; and (e) there are no outstanding contracts for the supply of labor or material and no work has been done or is being done in, to or about the Premises which has not been fully paid for and for which appropriate waivers of mechanic's liens have not been obtained. The foregoing representation and warranty shall be deemed to be remade by Tenant in full as of the Early Expiration Date.

7. On or before the date of this Termination Agreement, Tenant shall pay to Landlord, the sum of $1,210,278.59 (the "Termination Fee"). The Termination Fee shall be paid to Landlord as follows: (a) on or before the date of this Termination Agreement, Tenant shall pay to Landlord, by cashier's or certified check or by wire transfer of immediately available funds to an account designated by Landlord, the sum of $850,000.00, plus (b) on or before the date of this Termination Agreement and subject to the following paragraph, the Letter of Credit as set forth in Section 9 below shall be applied by Landlord to the Termination Fee. Notwithstanding anything in this Termination Agreement to the contrary, Tenant shall remain liable for all of its obligations as Tenant under the Lease arising prior to the Expiration Date, including, without limitation, all past due Rent (Base Rent and Additional Rent), and all year-end adjustments with respect to Tenant's Proportionate Share of Operating Expenses for that portion of the calendar year up to and including the Early Expiration Date. Such adjustments shall be paid at the time, in the manner and otherwise in accordance with the terms of the Lease, unless otherwise specified herein.

        Tenant shall diligently cooperate with Landlord to facilitate Landlord's draw on the full amount of the Letter of Credit. Such cooperation may include, but not be limited to, the obligation to execute such documents as may be required to permit Landlord to draw on the Letter of Credit as provided herein. Notwithstanding anything to the contrary contained in the Lease or this Termination Agreement with respect to Landlord's right to apply the Security Deposit and/or draw on the Letter of Credit, Tenant agrees that in the event the bank which has issued the Letter of Credit refuses to accept Landlord's draw request or such draw request is not processed or approved for any reason, then in lieu of the draw on such Letter of Credit, Tenant shall pay to Landlord within one (1) business day following the date of such refusal or failure to process or approve Landlord's draw request, by cashier's or certified check or by wire transfer of immediately available funds to an account designated by Landlord, the sum of $360,278.59. In the event the Tenant fails to pay Landlord the Termination Fee pursuant to this Termination Agreement when due, then at Landlord's sole option, this Termination Agreement shall be null and void and of no force and effect and the Term of the Lease shall be as stated in the Lease, without giving effect to this Termination Agreement.


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


                                                                    312.466.3300
                                                                FAX 312.454.0332
                                                     http://www.equityoffice.com


        WIRE TRANSFER INSTRUCTIONS.
        --------------------------

                               Bank Name:    PNC BANK
                        Bank City & State:   PITTSBURGH, PA
                             Bank ABA #:     043-000-096
          Account Name:   EOP Operating Limited Partnership Wire Account
                              Account #:     1011575402
                        Reference:   Marina Business Center
                  For Credit: L90, INC., a Delaware corporation
                      Contact: Danielle R. Nix 312.466.3819


8. Section 10.3 of the Lease shall survive the termination of the Lease pursuant to this Termination Agreement.

9. SECURITY DEPOSIT. Under the terms of the Lease, Tenant has deposited with Landlord the sum of $750,000.00 in the form of that certain letter of credit dated October 27, 2000, as amended on November 22, 2000, and drawn on City National Bank (the "Letter of Credit") as security for the performance of Tenant's obligations under the Lease (the "Security Deposit"). As of January, 2003, the Letter of Credit was reduced by an amount equal to $154,477.15 (for satisfaction of Tenant's Rent obligations for the Premises for the period beginning November 1, 2002 and ending December 31, 2002), as of March 31, 2003, the Letter of Credit was further reduced by an amount equal to $235,244.27 (for satisfaction of Tenant's Rent obligations for the Premises for the period beginning January 1, 2003 and ending March 31, 2003). Therefore, the remaining balance of the Letter of Credit in the amount of $360,278.58 shall be made a part of the Termination Fee as set forth in
        Section 7 above.

10. EXISTING FURNITURE, FIXTURES AND EQUIPMENT. Retroactively effective as of the Early Expiration Date, Tenant shall convey to Landlord the furniture, fixtures and equipment located in the Premises, as listed on Exhibit A (such items are referred to herein as the "Existing FF & E"). Tenant shall convey the Existing FF & E to Landlord pursuant to that certain Bill of Sale attached hereto as Exhibit B. In consideration of Tenant's execution of the Bill of Sale, Landlord shall pay to Tenant the sum of $10.00.

11. Equity Office Properties Management Corp. ("EOPMC") is an affiliate of Landlord and represents only the Landlord in this transaction. Any assistance rendered by any agent or employee of EOPMC in connection with this Lease or any subsequent amendment or modification hereto has been or will be made as an accommodation to Tenant solely in furtherance of consummating the transaction on behalf of Landlord, and not as agent for Tenant.

12. Each signatory of this Termination Agreement represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

13. This Termination Agreement shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors, assigns and related entities.

      {SIGNATURE BLOCKS FOR LANDLORD AND TENANT ARE ON THE FOLLOWING PAGE}



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




        IN WITNESS WHEREOF, Landlord and Tenant have executed this Termination Agreement on the day and year first above written.


                          LANDLORD:

                          CA-MARINA  BUSINESS  CENTER  LIMITED  PARTNERSHIP,   a
                          Delaware limited partnership

                          By: EOM GP, L.L.C., a Delaware limited liability company, its general partner

                               By:   Equity   Office   Management,   L.L.C.,   a
                                     Delaware  limited  liability  company,  its
                                     non-member manager

                                     By:
                                            --------------------------

                                     Name:
                                            --------------------------

                                     Title:
                                            --------------------------



                          TENANT:

                          L90, INC., a Delaware corporation

                          By:
                                  -----------------------------

                          Name:
                                  -----------------------------

                          Title:
                                  -----------------------------



                          -----------------------------
                          Tenant's FEIN








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                                    EXHIBIT A

                                 EXISTING FF & E
                                 ---------------


10 Stations 6' high, gray cloth workstations w/2 overhead bookshelves, 2 drawer file cabinet

56 Turnstone portable 2 drawer gray metal file cabinets w/black upholstered top

1       6' pine desk

60      Steelcase "L" shaped desks w/pole legs (particle board top)

47      Assorted cloth swivel secretarial chairs

5       Anderson gray 4 drawer lateral file cabinets

6       Assorted 5 drawer lateral file cabinets

16      Assorted 2 drawer lateral file cabinets

1       8 drawer lateral file cabinets

11      Turnstone swivel multicolor upholstery secretarial chairs

Assorted misc. items



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                                    EXHIBIT B

                                  BILL OF SALE
                                  ------------

        Seller, L90, INC., a Delaware corporation, having its principal place of business at 4499/4501 Glencoe Avenue, Los Angeles, California, in consideration of $10.00 and other valuable consideration, receipt and sufficiency whereof is hereby acknowledged, does hereby sell, assign, transfer and set over to Buyer, CA-MARINA BUSINESS CENTER LIMITED PARTNERSHIP, a Delaware limited partnership, the personal property described on Schedule 1 attached hereto (collectively, the "Personal Property") located in, or otherwise servicing, Suite No. 150 on the first (1st) floor of the building commonly known as Marina Business Center-Building 2, located at 4499/4501 Glencoe Avenue, Los Angeles, California.

        Seller hereby represents and warrants to Buyer that Seller is the absolute owner of said Personal Property, that said Personal Property is free and clear of all liens, charges and encumbrances, and that Seller has full right, power and authority to sell said Personal Property and to make this bill of sale. All warranties of quality, condition, fitness of use, and merchantability are hereby excluded and Buyer accepts the Personal Property in its "as is" / "where is" condition.

        If this bill of sale is signed by more than one person, all persons so signing shall be jointly and severally bound hereby.

        IN WITNESS WHEREOF, Seller has caused this bill of sale to be signed and sealed in its name by its officers thereunto duly authorized this ___ day of April, 2003.





                        SELLER:

                        L90, INC., a Delaware corporation

                        By:
                              -----------------------------

                        Name:
                              -----------------------------

                        Title:
                              -----------------------------





State of
               -------------------------

County of
               -------------------------


        I,                                                                 ,   a
          -----------------------------------------------------------------
notary public in and for said County, in the State aforesaid,  DO HEREBY CERTIFY
that                                                                  personally
     --------------------------- ------------------------------------
known to me to be the same person            whose name            is subscribed
                                  ----------            ----------
to  the  foregoing  instrument,  appeared  before  me  this  day in  person  and
acknowledged  that       he               signed,  sealed and delivered the said
                  -----     -------------
instrument as       free and voluntary  act, for the uses and purposes  therein
              -----
set forth.

        GIVEN under my hand and official seal, this      day of         , 20  .
                                                    ----        --------    --

                                          --------------------------------------
                                          Notary Public

                                          Commission expires         , 20  .
                                                             --------    --



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                                   SCHEDULE 1

                            LIST OF PERSONAL PROPERTY
                            -------------------------



12 Stations 6' high, gray cloth workstations w/2 overhead bookshelves, 2 drawer file cabinet

57 Turnstone portable 2 drawer gray metal file cabinets w/black upholstered top

2       6' pine desk

61      Steelcase "L" shaped desks w/pole legs (particle board top)

48      Assorted cloth swivel secretarial chairs

7       Anderson gray 4 drawer lateral file cabinets

8       Assorted 5 drawer lateral file cabinets

17      Assorted 2 drawer lateral file cabinets

2       8 drawer lateral file cabinets

13      Turnstone swivel multicolor upholstery secretarial chairs

Assorted misc. items







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